BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED DECEMBER 16, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
PIMCO Total Return Portfolio
Effective immediately, Qi Wang, will serve as a portfolio manager of PIMCO Total Return Portfolio (the “Portfolio”). As of September 30, 2025, Ms. Wang did not beneficially own any equity securities of the Portfolio. Effective immediately, Mr. Kiesel will no longer serve as a portfolio manager of the Portfolio. Effective immediately, all references to Mr. Kiesel in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
Effectively immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Mohit Mittal, Managing Director, has managed the Portfolio since 2019. Mike Cudzil, Managing Director, has managed the Portfolio since 2022. Qi Wang, Managing Director and CIO Portfolio Implementation, has managed the Portfolio since November 2025.
Effectively immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the fifth paragraph of the section is replaced as follows:
The Portfolio is jointly managed by a team of professionals, including Mohit Mittal, Mike Cudzil and Qi Wang.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following paragraph is added following the last paragraph of the section:
Ms. Wang is CIO Portfolio Implementation, a member of the PM management committee, and a managing director at PIMCO, with oversight for the firm’s portfolio implementation, portfolio management analytics, and the PM data delivery platform. She is a portfolio manager and a member of the Investment Committee. Ms. Wang joined PIMCO in 2010.
Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, the following information with respect to Ms. Wang is added immediately following the information included therein with respect to Mr. Cudzil:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Qi Wang[1], PIMCO Total Return Portfolio	Registered Investment Companies	3	$6,258,550,617	0	N/A
	Other Pooled Investment Vehicles	0	N/A	6	$3,993,793,891
	Other Accounts	0	N/A	0	N/A
1 Other accounts managed information is as of September 30, 2025.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE